UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2013 (December 20, 2013)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On December 20, 2013, BancorpSouth, Inc. (the “Company”) announced the appointment of Thomas H. Turner to the Boards of Directors of the Company and BancorpSouth Bank (the “Bank”), to serve as a Class II director until the Company’s 2014 annual meeting of shareholders or until his successor is duly elected and qualified. Mr. Turner was not appointed to any standing committees of the Board of Directors of the Company or the Bank, but is expected to be appointed to one or more standing committees of the Board of Directors of the Company and the Bank following the Company’s 2014 annual meeting of shareholders, although which specific standing committee(s) has not been determined at the time of the disclosure in this Current Report on Form 8-K. A copy of the press release announcing Mr. Turner’s election is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Mr. Turner is currently the Vice Chairman and President of Turner Industries Group, L.L.C., a privately held company headquartered in Baton Rouge, Louisiana that has provided a single vendor solution in heavy industrial construction, maintenance, pipe, module and vessel fabrication, equipment, rigging and heavy hauling and associated specialty services for over 50 years. Mr. Turner earned a Bachelor of Science degree from Louisiana State University in 1978 and a Master of Business Administration degree from Tulane University’s College of Business Administration in 1980.

Mr. Turner’s compensation will be consistent with that provided to all of the Company’s non-employee directors, as described in its most recent proxy statement filed with the Securities and Exchange Commission on March 22, 2013.

There is no arrangement or understanding under which Mr. Turner was appointed other than as described in this Item 5.02(d), and there are no transactions involving Mr. Turner requiring disclosure under Item 404(a) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit 99.1             Press release issued on December 20, 2013 by BancorpSouth, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Executive Vice President and Corporate Secretary

Date: December 26, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on December 20, 2013 by BancorpSouth, Inc.